EXHIBIT 10.2

AMENDMENT TO SENIOR EXECUTIVE EMPLOYMENT AGREEMENT

This Amendment (“Amendment”) to the Senior Executive Employment Agreement (the “Agreement”) is made as of May 16, 2011 (the “Effective Date”), by and among VIASPACE Green Energy, Inc., a British Virgin Islands company (“Company”), and Stephen Muzi, a resident of the State of California, United States of America (“Executive”).  Capitalized terms shall have the meaning ascribed thereto in the Agreement.

RECITALS

The parties entered into the Agreement on May 14, 2010.

The parties desire to change the manner of payment in the second year of the Agreement.

AGREEMENT

The parties hereby agree to amend the Agreement as follows:

1.4 Compensation and Benefits.

(a)           Base Compensation.  In consideration of the Services to be rendered to Company by Executive and Executive's covenants under this Agreement, Company agrees to pay Executive during the Employment Term a salary at the annual rate of no less than One Hundred Eighty Thousand Dollars ($180,000) (the “Base Compensation”), less statutory deductions and withholdings, payable in accordance with Company's regular payroll practices.  Notwithstanding the foregoing, for the first consecutive twenty-four (24) calendar month period from May 14, 2010, Executive’s Base Compensation shall be paid by VIASPACE Inc., in the form of VIASPACE common stock as approved by the VIASPACE Board on October 22, 2008.

Except to the extent the Agreement is modified by this Amendment, the remaining terms and conditions of the Agreement shall remain unmodified and be in full force and effect.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first set forth above.

VIASPACE Green Energy Inc.
Signature: /s/ Sung Hsien Chang
Printed Name: Sung Hsien Chang
Title: President

EXECUTIVE
Signature: /s/ Stephen Muzi
Printed Name: Stephen Muzi

VIASPACE Inc. hereby agrees to pay Executive the compensation described in the second sentence of Section 1.4(a) of this Agreement by issuing to Executive shares of VIASPACE common shares having a value required to satisfy such obligation; and (b) be subject to the terms and conditions of Section 3 of this Agreement as a party hereto, including, without limitation, Sections 3.12 and 3.13.

AGREED AND ACKNOWLEDGED:

VIASPACE Inc.

Signature: /s/ Carl Kukkonen
Printed Name: Carl Kukkonen
Title: President & CEO